SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          HOLLYWOOD CASINO CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


               Delaware                                         75-2352412
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(State of Incorporation or Organization)                    (I.R.S. Employer
                                                           Identification No.)

                          Two Galleria Tower, Suite 2200
                                 13455 Noel Road
                               Dallas, Texas 75240
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                    (Address of Principal Executive Offices)


If this form relates to the             If this form relates to the
registration of a class of              registration of a class of
securities pursuant to Section          securities pursuant to Section
12(b)of the Exchange Act is             12(g)of the and Exchange Act and
effective pursuant to General           is effective pursuant to General
Instruction A.(c), please check         Instruction A.(d), please  check
the following box. [X]                  the following box. [ ]



Securities Act registration statement file number to which this form relates:

                                       N/A
                                 ---------------
                                 (If applicable)


Securities to be registered pursuant to Section 12(b) of the Act:

   Title of Each Class                            Name of Each Exchange on Which
    to be Registered                              Each Class is to be Registered
    ----------------                              ------------------------------

  Class A Common Stock,
par value $0.0001 per share                         American Stock Exchange
---------------------------                         -----------------------


Securities to be registered pursuant to Section 12(g) of the Act:


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                                (Title of Class)


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                                (Title of Class)


# 41hl01.

ITEM 1.    DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

           The class of securities to be registered hereby is the Class A common stock, par value $0.0001 per share ("Common Stock") of Hollywood Casino Corporation, a corporation established under the laws of the State of Delaware (the "Company").

           The description of the Common Stock under the heading "Description of Securities" in Amendment No.4 to the Registration Statement on Form S-1 (Registration Statement No. 33-58732) filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, filed on May 21, 1993 (the "Registration Statement"), is hereby incorporated by reference.

ITEM 2.    EXHIBITS

1. Certificate of Incorporation of the Company, incorporated herein by reference to Exhibit 3.1 to the Registration Statement.

2.         Bylaws of the Company, incorporated herein by reference to Exhibit
           3.2 to the Registration Statement.



                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  July 27, 1999                         HOLLYWOOD CASINO CORPORATION

                                             By: /s/ Jack E. Pratt
                                                 ------------------------------
                                                 Jack E. Pratt
                                                 Chief Executive Officer